EXHIBIT 99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Current Report on Form 8-K of Viskase Companies, Inc., I, F. Edward Gustafson, Chairman, Chief Executive Officer and President of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Current Report on Form 8-K of Viskase Companies, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.






                             /s/  F. Edward Gustafson
                             -----------------------------------------------
                             F. Edward Gustafson
                             Chairman, Chief Executive Officer and President

































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                                                               EXHIBIT 99.2

               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Current Report on Form 8-K of Viskase Companies, Inc., I, Gordon S. Donovan, Vice President and Chief Financial Officer of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Current Report on Form 8-K of Viskase Companies, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.






                             /s/  Gordon S. Donovan
                             -----------------------------------------------
                             Gordon S. Donovan
                             Vice President and Chief Financial Officer